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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) SEPTEMBER 6, 2005

                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)

         DELAWARE                     1-11123                      36-3817266
-----------------------       --------------------------      ------------------
     (State or other           (Commission File Number)          (IRS Employer
     jurisdiction of                                             Identification
      incorporation)                                                Number)

    333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                60606
--------------------------------------------------     ---------------
     (Address of principal executive offices)             (Zip Code)

                                 (312) 917-7700
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 --  OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

            Attached as Exhibit 25.1 is the Form T-1 of The Bank of New York Trust Company, N.A. to designate The Bank of New York Trust Company, N.A. to act as an eligible trustee pursuant to the Trust Indenture Act of 1939 in connection with the effective Registration Statement on Form S-3 (Registration Statement No. 333-123101) originally filed by Nuveen Investments, Inc. with the Securities and Exchange Commission on March 3, 2005. Exhibit 25.1 is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

     EXHIBIT
     NUMBER       DESCRIPTION
   ----------     -----------------
Exhibit 25.1      Form T-1 Statement of Eligibility under the Trust Indenture
                  Act of 1939 of The Bank of New York Trust Company, N.A.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NUVEEN INVESTMENTS, INC.


Date: September 6, 2005                  By:  /s/ Alan G. Berkshire
                                            -------------------------------
                                            Name:  Alan G. Berkshire
                                            Title: Senior Vice President and
                                                   General Counsel



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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER        DESCRIPTION
  ----------      -------------------
Exhibit 25.1      Form T-1 Statement of Eligibility under the Trust Indenture
                  Act of 1939 of The Bank of New York Trust Company, N.A.



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